UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☒	Definitive Proxy Statement
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NEPHROS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice Date: October 12, 2026

Nephros, Inc.

380 Lackawanna Place

South Orange, New Jersey 07079

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Wednesday November 25, 2026

To Stockholders of Nephros, Inc.:

The Annual Meeting of Stockholders of Nephros, Inc., a Delaware corporation (the “Company”), will be held virtually and conducted live via webcast on Wednesday November 25, 2026, at 11:00 a.m., Eastern Time, for the following purposes, each of which is more fully described in the attached proxy statement:

●	Elect two directors to serve a three-year term expiring in 2029;
●	Ratify the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;
●	Approve the compensation of the Company’s named executive officers on an advisory (non-binding) basis;
●	Recommend the frequency of the vote on the compensation of the Company’s named executive officers on an advisory (non-binding) basis; and
●	Act upon such other matters as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on September 30, 2026, as the record date for the determination of stockholders entitled to notice of and to vote at the virtual Annual Meeting or any adjournment thereof.

This year’s Annual Meeting will be held virtually and will be conducted live via webcast. You will be able to attend the virtual Annual Meeting online and submit your questions during the virtual Annual Meeting by visiting virtualshareholdermeeting.com/NEPH2026. You will also be able to vote your shares electronically at the virtual Annual Meeting.

We are excited to continue to utilize the latest technology to provide ready access, real-time communication and cost savings for our stockholders and the Company. We believe that hosting a virtual Annual Meeting will facilitate stockholder attendance and participation from any location in the world.

Whether or not you plan to attend the virtual Annual Meeting, please vote your shares by proxy. You may vote by proxy over the telephone or the Internet as instructed in the accompanying proxy statement. You may also submit your proxy card or voting instruction form by completing, signing, dating and mailing your proxy card or voting instruction form in the envelope provided. Any stockholder attending live via webcast may vote at the virtual Annual Meeting, even if you already returned a proxy card or voting instruction form or voted by proxy over the telephone or the Internet. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the virtual Annual Meeting, you must obtain a proxy issued in your name from that such broker, bank or other agent.

By Order of the Board of Directors

Robert Banks
President and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 25, 2026:

The proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 are also available at www.proxyvote.com.

Nephros, Inc.

380 Lackawanna Place

South Orange, New Jersey 07079

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

WEDNESDAY NOVEMBER 25, 2026

INFORMATION CONCERNING SOLICITATION AND VOTING

The Board of Directors of Nephros, Inc. (the “Company,” “we,” “us” or “our”) is soliciting your proxy to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually and live via webcast on Wednesday November 25, 2026, at 11:00 a.m., Eastern Time, including at any adjournments or postponements of the virtual Annual Meeting. You are invited to attend the virtual Annual Meeting to vote on the proposals described in this proxy statement by joining the webcast available at virtualshareholdermeeting.com/NEPH2026. You do not need to attend the virtual Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or voting instruction form, or follow the instructions below to submit your proxy over the telephone or the Internet.

We are mailing to our beneficial owners and stockholders of record a full set of proxy materials, including this proxy statement, our Annual Report on Form 10-K for the year ended December 31, 2025 and a proxy card, on or about October 12, 2026. Beneficial owners are stockholders whose shares are held in the name of a broker, bank or other agent (i.e., in “street name”). These proxy materials are being sent to all beneficial owners and stockholders of record who owned our common stock at the close of business on September 30, 2026.

We will conduct the Annual Meeting virtually and live via webcast, which may be accessed at virtualshareholdermeeting.com/NEPH2026. It is important that you retain a copy of the control number found on your proxy card or voting instruction form, as such number will be required for you to gain access to the virtual Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these proxy materials?

We are sending you a full set of proxy materials, including this proxy statement, our Annual Report on Form 10-K for the year ended December 31, 2025 and a proxy card, by mail. You may also access the proxy materials on the Internet at www.proxyvote.com. Our stockholders may elect to receive all future proxy materials electronically over the Internet. A stockholder’s election to receive proxy materials electronically over the Internet will remain in effect until such stockholder terminates its election.

You can choose to receive our future proxy materials electronically by visiting http://www.proxyvote.com. Your choice to receive proxy materials electronically will remain in effect until you instruct us otherwise by visiting http://www.proxyvote.com, sending an electronic mail message to sendmaterial@proxyvote.com, or calling 1-800-579-1639.

Who can vote at the virtual Annual Meeting?

Only the holders of record of our common stock at the close of business on the record date, September 30, 2026, are entitled to notice of and to vote at the virtual Annual Meeting. On the record date, 10,870,004 shares of our common stock were outstanding. Stockholders are entitled to one vote for each share of common stock held on the record date.

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Stockholder of Record: Shares Registered in Your Name

If, on September 30, 2026, your shares were registered directly in your name with our transfer agent, V Stock Transfer LLC, then you are a stockholder of record. As a stockholder of record, you may vote at the virtual Annual Meeting through virtualshareholdermeeting.com/NEPH2026 or vote by proxy prior to the virtual Annual Meeting. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote your shares by proxy by completing, signing, dating and mailing your proxy card in the envelope provided, or vote your shares by proxy over the telephone or the Internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If, on September 30, 2026, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the virtual Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the virtual Annual Meeting; however, since you are not the stockholder of record, you may not vote your shares online at the virtual Annual Meeting unless you request and obtain a valid proxy from your broker, bank or other agent.

What am I voting on?

There are four matters scheduled for a vote:

(1)	Election of Robert Banks and Joseph Harris as directors to each serve a three-year term expiring in 2029;

(2)	Ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

(3)	Approval of the compensation of our named executive officers on an advisory (non-binding) basis; and

(4)	Recommendation of the frequency of the vote on the compensation of our named executive officers on an advisory (non-binding) basis.

What votes may I cast?

(1)	For the election of each director nominee, you may vote “For” or “Withhold” your vote.

(2)	For the ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026, you may vote “For” or “Against” or abstain from voting.

(3)	For the approval of the compensation of our named executive officers on an advisory (non-binding) basis, you may vote “For” or “Against” or abstain from voting.

(4)	For the recommendation of the frequency of the vote on the compensation of our named executive officers on an advisory (non-binding) basis, you may vote “One Year,” “Two Years” or “Three Years” or abstain from voting.

The procedures for voting are as follows:

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Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote at the virtual Annual Meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone, or vote by proxy over the Internet.

Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the virtual Annual Meeting and vote at that time even if you have already voted by proxy.

●	To vote in person, log in through virtualshareholdermeeting.com/NEPH2026. Please have available the 16-digit control number from the enclosed proxy card.

●	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

●	To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. Please have available the 16-digit control number from the enclosed proxy card. Your vote must be received by 11:59 p.m., Eastern Time, on November 24, 2026, to be counted.

●	To vote over the Internet, go to http://www.proxyvote.com. Please have available the 16-digit control number from the enclosed proxy card. Your vote must be received by 11:59 p.m., Eastern Time, on November 24, 2026, to be counted.

We are providing Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies. These costs will also apply to attendance at the virtual Annual Meeting.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you may have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote by proxy is submitted to your broker, bank or other agent. Alternatively, you may vote by proxy by telephone or over the Internet as instructed by your broker, bank or other agent. To vote in person at the virtual Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of September 30, 2026. There is no cumulative voting for election of directors.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted as follows:

(1)	“For” the election of each director nominee;

(2)	“For” the ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

(3)	“For” the approval of the compensation of our named executive officers on an advisory (non-binding) basis; and

(4)	“For” the recommendation of one year as the frequency of the vote on the compensation of our named executive officers on an advisory (non-binding) basis.

If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

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Who is paying for this proxy solicitation?

We will bear the cost of soliciting proxies. In addition to solicitation of proxies by mail, our employees, without extra remuneration, may solicit proxies personally or by telephone. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners and seeking instruction with respect thereto.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Are proxy materials available on the Internet?

Yes, in addition to receiving a full set of the proxy materials by mail, you may access this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2025, at the following Internet address: www.proxyvote.com.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of four ways:

(1)	You may submit another properly completed proxy card with a later date.
(2)	You may submit a new proxy by telephone or Internet.
(3)	You may send a timely written notice that you are revoking your proxy to our President and Chief Executive Officer, Robert Banks, at our principal executive offices, located at 380 Lackawanna Place, South Orange, New Jersey 07079.
(4)	You may attend the virtual Annual Meeting and vote at virtualshareholdermeeting.com/NEPH2026 Simply attending the virtual Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Withhold” votes and broker non-votes for the election of each director nominee; “For” and “Against” votes and abstentions for the auditor ratification; “For” and “Against” votes and abstentions and broker non-votes for the advisory vote on compensation of our named executive officers; and “One Year,” “Two Years,” “Three Years” and abstentions and broker non-votes for the advisory vote on the frequency of the vote on compensation of our named executive officers.

Abstentions will be counted towards the vote total for the applicable proposals and will have the same effect as “Against” votes for these proposals. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank or other agent holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank or other agent holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank or other agent can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. The ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm is currently considered a routine matter. The election of directors and the advisory vote on compensation of our named executive officers are currently considered non-routine matters under the rules of the New York Stock Exchange.

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How many votes are needed to approve each proposal?

(1)	To elect each of Robert Banks and Joseph Harris as a director to serve a three-year term expiring in 2029, the two director nominees receiving the most “For” votes (from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors) will be elected. Only votes “For” or “Withhold” will affect the outcome.

(2)	To ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026, this proposal must receive a “For” vote from the majority of shares present in person or represented by proxy and entitled to vote. If you “Abstain” from voting, it will have the same effect as an “Against” vote.

(3)	The proposal to approve the compensation of our named executive officers is an advisory (non-binding) vote, which means that the vote is not binding on the Company, our Board of Directors or the Compensation Committee of the Board of Directors. To the extent there is any significant vote against the compensation of our named executive officers as disclosed in this proxy statement, the Board of Directors and the Compensation Committee will evaluate whether any actions are necessary to address the concerns of stockholders.

(4)	The proposal to recommend the frequency of the vote on named executive officer compensation is an advisory (non-binding vote), which means that the vote is not binding on the Company, our Board of Directors or the Compensation Committee of the Board of Directors. The Board of Directors and the Compensation Committee will take into account the option receiving the most votes when considering the frequency of future votes on the compensation of our named executive officers.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares are present at the virtual Annual Meeting or represented by proxy. On the record date, there were 10,870,004 shares outstanding and entitled to vote. Thus, the holders of 5,435,003 shares must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote in person at the virtual Annual Meeting. Votes withheld from any director nominee, abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present in person or represented by proxy at the virtual Annual Meeting, or the chairman of the virtual Annual Meeting, may adjourn the virtual Annual Meeting to another date.

How can I find out the results of the voting at the virtual Annual Meeting?

Preliminary voting results will be announced at the virtual Annual Meeting. Final voting results will be published on a Current Report on Form 8-K, which we will file with the SEC within four business days of the virtual Annual Meeting.

What are “householding” rules and how do they affect me?

The SEC has adopted rules that permit companies and brokers, banks or other agents to satisfy the delivery requirements for proxy statements and annual reports, with respect to two or more stockholders sharing the same address and who do not participate in electronic delivery of proxy materials, by delivering a single copy of such documents addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

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Brokers, bank and other agents may be “householding” our proxy materials. This means that only one copy of proxy materials may have been sent to multiple stockholders in a household. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report from the other stockholder(s) sharing your address, please: (i) notify your broker, bank or other agent, (ii) direct your written request to Chief Executive Officer, 380 Lackawanna Place, South Orange, New Jersey 07079, or (iii) contact our Chief Executive Officer at 201-343-5202. We will undertake to deliver promptly, upon any such oral or written request, a separate copy of the proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of proxy materials at their address and would like to request householding of their communications should notify their broker, bank or other agent, or contact our Chief Executive Officer at the above address or phone number.

Why is the Company holding a virtual Annual Meeting?

Our Annual Meeting will be a virtual meeting that will be conducted live via webcast. We are excited to continue utilizing the latest technology to provide ready access, real-time communication and cost savings for our stockholders and the Company. We believe that hosting a virtual meeting more efficiently facilitates full and equal stockholder attendance and participation from any location in the world. You will bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies, but you will incur no costs of traveling to the meeting. A virtual Annual Meeting makes it possible for more stockholders (regardless of size, resources or physical location) to have direct access to information more quickly, while saving us and our stockholders time and money, especially as physical attendance at meetings has fallen. We also believe that the online tools we have selected will increase stockholder communication. We are sensitive to concerns that virtual meetings may diminish the stockholder voice or reduce accountability of management. Accordingly, we have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication.

How can I participate and ask questions at the virtual Annual Meeting?

We are committed to ensuring that our stockholders have substantially the same opportunities to participate in the virtual Annual Meeting as they would at an in-person meeting. In order to submit a question at the virtual Annual Meeting, you will need your 16-digit control number that is printed on the proxy card or voting instruction form that you received in the mail, or via email if you have elected to receive material electronically. You may log in 15 minutes before the start of the virtual Annual Meeting and submit questions online. You will also be able to submit questions during the virtual Annual Meeting. We encourage you to submit any question that is relevant to the business of the virtual Annual Meeting. All appropriate questions asked during the virtual Annual Meeting will be read and addressed during the virtual Annual Meeting, as time permits. Questions and answers may be grouped by topic, and we will group substantially similar questions together and answer them once. Questions regarding personal matters or general economic or political questions that are not directly related to the business of the Company are not pertinent to virtual Annual Meeting matters and, therefore, will not be answered. We will limit each stockholder to one question in order to allow us to answer questions from as many stockholders as possible. If there are matters of individual concern to a stockholder and not of general concern to all stockholders, or if a question posed was not otherwise answered, we encourage stockholders to contact us separately after the virtual Annual Meeting. We encourage stockholders to log into the webcast at least 15 minutes prior to the start of the virtual Annual Meeting to test their Internet connectivity. We want to be sure that all our stockholders are afforded the same rights and opportunities to participate as they would at an in-person meeting, so all members of our Board of Directors and executive officers are expected to join the virtual Annual Meeting and be available for questions.

What do I do if I have technical problems during the virtual Annual Meeting?

If you encounter any difficulties accessing the virtual Annual Meeting webcast, please call the technical support number that will be posted on the Annual Meeting website log-in page.

If I can’t participate in the live Annual Meeting webcast, can I listen to it later?

An audio replay of the virtual Annual Meeting will be available as soon as practical on https://www.nephros.com/investors/ and will remain posted until our 2027 Annual Meeting.

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PROPOSAL NO. 1 — ELECTION OF DIRECTORS

At the Annual Meeting, the director nominees named below will stand for election to serve until our annual meeting in 2029. If a director nominee cannot or will not serve as a director (which events are not anticipated), then your proxyholder (one of the individuals named on your proxy card) may vote your shares for a substitute nominee named by the Board of Directors in the discretion of the proxyholder.

Director Classes

Our Board of Directors (the “Board”) is currently composed of five directors and is divided into three classes. One class is elected each year to serve for a term of three years. The business address for each director for matters regarding our company is 380 Lackawanna Place, South Orange, New Jersey 07079.

In connection with our September 2007 financing, we entered into an investor rights agreement with the investors pursuant to which we agreed to take such corporate actions as may be required, among other things, to entitle certain entities affiliated with Wexford Capital LP (“Wexford”), as successor to Lambda Investors LLC, (i) to nominate two individuals having reasonably appropriate experience and background to our Board to serve as directors until their respective successor(s) are elected and qualified, (ii) to nominate each successor to the Wexford nominees, provided that any successor will have reasonably appropriate experience and background, and (iii) to direct the removal from the Board of any director nominated under the foregoing clauses (i) or (ii). Under the terms of the investor rights agreement, these rights terminated when Wexford’s ownership of our outstanding common stock fell below 10%, which occurred as a result of the in-kind distribution of our common stock effected by the Wexford Entities on September 14, 2026, as described under “Certain Relationships And Related Transactions.” Accordingly, Wexford no longer has the right to nominate or remove any of our directors. Arthur Amron was originally nominated to our Board by Wexford and continues to serve as a director.

Director Nominees

Biographical information regarding our director nominees is set forth below.

Name	Age (as of 10/02/26)	Director Since	Business Experience for the Last Five Years
Class III Directors

Robert Banks	51	2023

Mr. Banks has served as our President and Chief Executive Officer since May 2023. Prior to joining us, Mr. Banks served as Vice President Global OEM & Strategic Accounts at Danfoss Power Solutions, a position he held from November 2021 to May 2023. Prior to that, he was Executive Director of Product Management at ITT Goulds Pumps from October 2018 to November 2021. Previously, Mr. Banks was employed for 19 years at General Electric, holding various positions of increasing responsibility, including more than 16 years with GE Water & Process Technologies. Mr. Banks received his Bachelor of Arts in Mechanical Engineering from the University of Delaware and his M.B.A. from the University of Maryland University College. Among other experience, qualifications, attributes and skills, Mr. Banks’s extensive operational and business development experience led to the conclusion of our Board that he should serve as a director of our company in light of our business and structure.

Joseph Harris	59	2022	Mr. Harris was appointed to our Board in September 2022. He is currently the VP, National Account at Murj, a position he has held since January 2023 and was also previously the Midwest, Sales Director. Prior to that, he was Areas Sales Director, East at HeartFlow, Inc. from January 2018 to February 2019 and Midwest Regional Sales Director at BIOTRONIK from January 2016 to January 2018. He also held various positions with Boston Scientific from 1998 to 2015, including Regional Sales Manager, and previously served as an officer in the United States Army. Mr. Harris holds a B.S. in Systems Engineering Economics from the United States Military Academy at West Point and an M.B.A. in Marketing Finance from the University of Michigan. Among other experience, qualifications, attributes and skills, Mr. Harris’s extensive sales background led our Board to conclude that he should serve as a director of our company in light of our business and structure.

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Continuing Directors

Biographical information regarding our continuing directors is set forth below. Each of these directors has served continuously as a member of our Board since the year indicated below.

Name	Age (as of 10/2/2026)	Director Since	Business Experience for the Last Five Years

Class I Directors – Term expiring 2027

Arthur H. Amron	69	2007

Mr. Amron has served as a director of our company since September 2007. Mr. Amron is a special limited partner of, and consultant to, Wexford Capital LP, an SEC-registered investment advisor. Mr. Amron joined Wexford as General Counsel in 1994 and became a Partner in 1999, holding such positions through December 2023. Mr. Amron also actively participates in various private equity transactions, particularly in the bankruptcy and restructuring areas, and has served on the boards and creditors’ committees of a number of public and private companies in which Wexford has held investments. Mr. Amron has also served as a director of Mammoth Energy Service, Inc., a Nasdaq-listed company, since January 2019. From 1991 to 1994, Mr. Amron was an associate at Schulte Roth & Zabel LLP, specializing in corporate and bankruptcy law, and from 1984 to 1991, Mr. Amron was an associate at Debevoise & Plimpton LLP specializing in corporate litigation and bankruptcy law. Mr. Amron holds a J.D. from Harvard University, a B.A. in Political Theory from Colgate University and is a member of the New York Bar. Among other experience, qualifications, attributes and skills, Mr. Amron’s legal training and experience in the capital markets, as well as his experience serving on boards of directors of other public companies, led our Board to conclude that he should serve as a director of our company in light of our business and structure.

Oliver Spandow	55	2018	Mr. Spandow was appointed to our Board in August 2018. Since December 2014 until his retirement in August 2026, Mr. Spandow served as the Chief Financial Officer, Executive Vice President and a member of the board of directors of IDOC, LLC, an optometry-based consulting and member service organization. Prior to IDOC, Mr. Spandow spent 15 years with Johnson and Johnson (J&J), including roles as the General Manager of the J&J Vision Care business in the United Kingdom and Ireland, Vice President of Strategic Accounts and Business Insights at Vistakon (J&J) USA, and Vice President, Finance and CFO of Vistakon (J&J) USA. While at J&J, in addition to general finance, sales and marketing roles, Mr. Spandow was involved with multiple acquisitions, divestment, and licensing deals. Prior to J&J, Mr. Spandow was a Management Consultant with Price Waterhouse. Mr. Spandow holds a B.S. in Finance from the University of Connecticut and an M.B.A. from the Fuqua School of Business, Duke University. Among other experience, qualifications, attributes and skills, Mr. Spandow’s experience with transactions and organization scale-up in the medical device space led our Board to conclude that he should serve as a director of our company in light of our business and structure. In addition, his extensive finance background, including his current employment as chief financial officer, is invaluable to Mr. Spandow’s role as an audit committee financial expert and the Chair of our Audit Committee.
Class II Director – Term expiring 2028

Lisa Nettis	56	2025	Ms. Nettis has served on our Board since June 2025. She has been the Chief Financial Officer of SoFlo Customs, a vehicle upfitter and customization business. From June 2021 through February 2025, Ms. Nettis was Chief Financial Officer of Sky Organics, an organic and natural products company. Previously, she held various director-level positions at Newell Brands and Jarden Consumer Solutions (prior to its acquisition by Newell Brands) from 2008 to 2021, including Director, Global Operations and Productivity and Director of Commercial Finance, North America. Ms. Nettis received her Bachelor of Science in Accounting from Miami University (Ohio) and her M.B.A. in Marketing and Corporate Strategy from the University of Michigan. Among other experience, qualifications, attributes and skills, Ms. Nettis’s extensive finance, accounting and management experience led to the conclusion of our Board that she should serve as a director of our company in light of our business and structure.

Vote Required

Directors will be elected by plurality vote, and no minimum vote is required for the director nominees to be elected. The two director nominees receiving the most “For” votes from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors will be elected. Stockholders do not have cumulative voting rights. Your vote may be cast “For” or “Withheld” from any individual director nominee.

Our Board of Directors has unanimously approved and recommends that stockholders vote “FOR”

the election of Mr. Banks and Mr. Harris as Class III directors.

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PROPOSAL NO. 2 —

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed Baker Tilly US, LLP (“Baker Tilly”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026. The Board has ratified this appointment and recommends that the stockholders also ratify this appointment. If the appointment of Baker Tilly is not ratified by the stockholders, the Audit Committee will reconsider, but might not change, its decision to appoint Baker Tilly.

Baker Tilly has audited our financial statements since 2021 and has advised us that it does not have, and has not had, any direct or indirect financial interest in our company in any capacity other than that of serving as independent registered public accounting firm. Representatives of Baker Tilly are expected to attend the virtual Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will also be available to respond to appropriate questions.

Summary of Auditor Fees and Pre-Approval Policy

In accordance with its charter, the Audit Committee approves in advance all audit and non-audit services to be provided by our independent registered public accounting firm. Although the Audit Committee does not have formal pre-approval policies and procedures in place, it pre-approved all of the services performed by Baker Tilly during 2025 and 2024.

Audit Fees

Fees billed for audit services by Baker Tilly for the years ended December 31, 2025, and December 31, 2024, totaled approximately $423,851 and $379,675, respectively. Fees for audit services consist of fees for professional services provided in connection with the audit of our financial statements, the review of our quarterly financial statements, and services that are normally provided by independent registered public accounting firms in connection with filings we make with the SEC.

Audit-Related Fees

No audit-related services were provided by Baker Tilly for the years ended December 31, 2025 or 2024.

Tax Fees

No tax services were provided by Baker Tilly for the years ended December 31, 2025 or 2024.

All Other Fees

We did not engage Baker Tilly to provide any other services during the years ended December 31, 2025 and 2024.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on this proposal will constitute ratification of the appointment of Baker Tilly. Abstentions will have the same effect as a vote against this proposal, but broker non-votes will have no effect on the outcome of this proposal.

Our Board of Directors has unanimously approved and recommends the stockholders vote “FOR”

the ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

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PROPOSAL NO. 3 —

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

We are asking our stockholders to cast an advisory vote to approve the compensation of our named executive officers as disclosed in this proxy statement under “Compensation Matters,” and in the tabular and accompanying narrative disclosure regarding named executive officer compensation.

As required by Section 14A(a)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), our stockholders are entitled to vote at the virtual Annual Meeting to approve the compensation of our named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, at least once every three years. In accordance with the preference of our stockholders, as expressed in a non-binding advisory vote on the frequency of advisory votes on executive compensation at our annual meeting in 2020, we have determined to hold advisory votes on the compensation of our named executive officers each year.

Our executive compensation arrangements are designed to enhance stockholder value on an annual and long-term basis. Through the use of base pay as well as annual and long-term incentives, we seek to compensate our named executive officers for their contributions to our profitability and success. Please read “Compensation Matters” beginning on page 18 of this proxy statement for additional details about our executive compensation arrangements, including information about the fiscal year 2025 compensation of our named executive officers. We are asking our stockholders to indicate their support for our compensation arrangements as described in this proxy statement.

For the reasons discussed above, the Board recommends that stockholders vote in favor of the following resolution:

“RESOLVED, that the compensation paid to the company’s named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K under the heading “Compensation Matters”, including the compensation tables and narrative discussion, is hereby APPROVED.”

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on this proposal will constitute advisory approval of our named executive officer compensation. However, this approval is only advisory, which means that the vote is not binding on the Company, our Board of Directors or the Compensation Committee of the Board of Directors. To the extent there is any significant vote against the compensation of our named executive officers as disclosed in this proxy statement, the Board of Directors and the Compensation Committee will evaluate whether any actions are necessary to address the concerns of stockholders.

Our Board of Directors has unanimously approved and recommends a vote “FOR”

the approval of the compensation of our named executive officers as disclosed in this proxy statement.

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PROPOSAL NO. 4 —

ADVISORY VOTE ON THE FREQUENCY OF THE VOTE ON

NAMED EXECUTIVE OFFICER COMPENSATION

In this advisory vote, we are asking stockholders to indicate whether we should conduct an advisory vote on the compensation of our named executive officers once every year, once every two years, or once every three years (i.e., on an annual, biennial or triennial basis). Alternatively, stockholders may abstain from casting a vote on this matter.

After careful consideration, our Board has determined that an annual advisory vote on executive compensation is the most appropriate alternative for us. By providing an annual advisory vote on executive compensation, our stockholders will be able to provide us with direct input on our compensation policies and practices as disclosed in the proxy statement.

Vote Required

The frequency that receives the highest number of votes cast by stockholders will be considered by the Board as the frequency that has been recommended by stockholders. However, this recommendation is only advisory, which means that the vote is not binding on the Company, our Board of Directors or the Compensation Committee of the Board of Directors. The Board of Directors and the Compensation Committee will take into account the option receiving the most votes when considering the frequency of future votes on the compensation of our named executive officers.

Our Board of Directors has unanimously approved and recommends a vote for “ONE YEAR” as the frequency for future advisory votes on the compensation of our named executive officers.

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CORPORATE GOVERNANCE

Board of Director Meetings

Our business is under the general oversight of the Board as provided by the Delaware General Corporation Law and our bylaws. During the year ended December 31, 2025, the Board held six meetings and took action by unanimous written consent in lieu of a meeting four times. Each person who was a director during 2025 attended at least 75% of the Board meetings and the meetings of the committees on which such director served that occurred during the time such director was on the Board or such committees.

Each of our directors is encouraged to be present at the annual meeting of our stockholders absent exigent circumstances that prevents such director’s attendance. Directors may participate in the meeting in person or electronically. In addition to our President and CEO, one of our directors attended our annual meeting held in 2025.

Selection of Nominees for the Board of Directors

The Nominating and Corporate Governance Committee (the “Governance Committee”) is responsible for nominating individuals for election to the Board and for filling vacancies on the Board that might occur between annual meetings of the stockholders. The Governance Committee is also responsible for identifying, screening, and recommending candidates for prospective Board membership. When formulating its membership recommendations, the Governance Committee also considers any qualified candidate for an open Board position timely submitted by our stockholders in accordance with our established procedures.

The Governance Committee will evaluate and recommend candidates for membership on the Board consistent with certain criteria, including, but not limited to, personal qualities and characteristics, accomplishments, and reputation in the business community; financial, regulatory, and business experience; current knowledge and contacts in the industry in which we do business; ability and willingness to commit adequate time to Board and committee matters; fit of the individual’s skills with those of other directors and potential directors in building a Board that is effective and responsive to our needs; independence; and any other factors the Board deems relevant, including diversity of viewpoints, background, experience, and other demographics. In addition, prior to nominating a current director for re-election, the Board will consider and review such director’s Board and committee attendance and performance; length of Board service; experience, skills, and contributions that the current director brings to the Board; and independence.

To identify nominees, the Governance Committee will rely on personal contacts as well as its knowledge of persons in our industry. We have not previously used an independent search firm to identify nominees.

The Board will consider stockholder recommendations of candidates when the recommendations are properly submitted. Stockholder recommendations should be submitted to us pursuant to the procedures discussed in “Procedures For Security Holder Submission of Nominating Recommendations” which is available on our website at https://investors.nephros.com/corporate-governance/ by clicking on the link titled “Procedures for Security Holder Submission of Nominating Recommendations.” Written notice of any nomination must be timely delivered to Nephros, Inc., 380 Lackawanna Place, South Orange, New Jersey 07079, Attention: Board of Directors, c/o Chief Executive Officer.

The Governance Committee uses a variety of methods for identifying and evaluating non-incumbent candidates for director. The Governance Committee regularly assesses the appropriate size and composition of the Board, the needs of the Board and the respective committees of the Board as well as the qualifications of candidates in light of these needs. The Governance Committee will solicit recommendations for nominees from persons that the Board believes are likely to be familiar with qualified candidates, including members of the Board, our management or a professional search firm. The evaluation of these candidates may be based solely upon information provided to the Governance Committee or may also include discussions with persons familiar with the candidate, an interview of the candidate or other actions the Governance Committee deems appropriate, including the use of third parties to review candidates.

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Director Independence

Under the Nasdaq listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. Our Board consults with the Company’s legal counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in the applicable Nasdaq listing standards as in effect from time to time.

Consistent with these considerations, the Board, following the determination of the Governance Committee, has affirmatively determined that the following directors and director nominee are independent within the meaning of the applicable Nasdaq listing standards: Mr. Amron, Mr. Harris, Ms. Nettis and Mr. Spandow. In making this determination, the Board and the Governance Committee reviewed whether there were any relevant transactions or relationships between each director, nominee, or any of his or her family members, and the Company, its senior management and its independent registered public accounting firm and determined that there were none.

In making its determination as to the independence of the above-listed directors, the Board found that none of these directors had a material or other disqualifying relationship with the Company. Mr. Banks, the Company’s President and Chief Executive Officer, is not an independent director by virtue of his service as an officer of the Company.

Committees

Our Board of Directors has established an Audit Committee, a Compensation Committee, and a Governance Committee. These committees are each governed by a specific charter, each of which is available on our website at https://investors.nephros.com/corporate-governance/.

Audit Committee

The Audit Committee is currently composed of Oliver Spandow (Chairman), Joseph Harris and Lisa Nettis, none of whom is our employee. Each of Mr. Spandow, Mr. Harris and Ms. Nettis has been determined by the Board to be independent under the Nasdaq listing standards. The purpose of the Audit Committee is to (i) oversee accounting, auditing, and financial reporting processes; (ii) ensure that our internal controls and procedures are designed to promote compliance with accounting standards and applicable laws and regulations; and (iii) appoint and evaluate the qualifications and independence of our independent registered public accounting firm. The Audit Committee held four meetings in 2025.

The Board has determined that all Audit Committee members are financially literate under the Nasdaq listing standards. The Board also determined that Mr. Spandow qualifies as an “audit committee financial expert” as defined in the applicable SEC rules, based on his extensive experience previously outlined.

Compensation Committee

The Compensation Committee is composed of Joseph Harris, Oliver Spandow and Lisa Nettis. Each of Mr. Harris, Mr. Spandow and Ms. Nettis has been determined by the Board to be independent under the Nasdaq listing standards. The purpose of the Compensation Committee is to (i) assist the Board in discharging its responsibilities with respect to the determination and review of our compensation plans, policies, and programs, including compensation of our directors and executive officers; (ii) evaluate the performance of our executive officers; (iii) assist the Board in developing succession plans for executive officers; and (iv) administer our stock and incentive compensation plans and recommend changes in such plans to the Board as needed. The Compensation Committee establishes the compensation of our executive officers on an annual basis. The Compensation Committee held one meeting in 2025.

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The Compensation Committee reviews and approves, on an annual basis, the corporate goals and objectives with respect to the compensation of our executive officers. The Compensation Committee evaluates, at least once a year, our executive officers’ performance in light of these established goals and objectives, and, based upon these evaluations, recommends to the full Board the annual compensation of such executive officers, including salary, bonus, incentive, and equity compensation. In reviewing and recommending the compensation of the executive officers, the Compensation Committee may consider the compensation awarded to officers of similarly situated companies, our performance, the individuals’ performance, compensation given to our executive officers in past years or any other fact that the Compensation Committee deems appropriate. The Chief Executive Officer does not participate in the discussions and processes concerning his own compensation and is not present during any discussions regarding his own compensation. The Compensation Committee also reviews and recommends to the full Board appropriate director compensation programs for service as directors and committee members. The Compensation Committee has the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate.

Governance Committee

The Governance Committee is currently composed of Joseph Harris and Lisa Nettis. Each of Mr. Harris and Ms. Nettis has been determined by the Board to be independent under the Nasdaq listing standards. The purpose of the Governance Committee is to assist the Board in (i) identifying qualified individuals to become Board members; (ii) determining the composition of the Board and its committees; (iii) monitoring a process to assess Board effectiveness and in developing; and (iv) implementing our corporate procedures and policies. Further discussion of the Governance Committee’s role is above under “Selection of Nominees for the Board of Directors.” The Governance Committee did not meet in 2025 and took action by written consent once.

Board Leadership Structure and Oversight of Risk

The Board is responsible for providing oversight of our affairs. The Chairman of the Board, among other responsibilities, works with the Chief Executive Officer and the Board to prepare Board meeting agendas and schedules, acts as liaison to other members of the Board, and, in conjunction with our Chief Executive Officer, presides at Board meetings. There was no named Chairman of the Board during 2025.

As explained above, our Board of Directors has three committees: the Audit Committee, the Compensation Committee and the Governance Committee. Our Audit Committee is responsible for overseeing certain accounting-related aspects of our risk management processes while our full Board focuses on overall risk management. The Audit Committee and the full Board focus on what they believe to be the most significant risks facing us and our general risk management strategy, and also attempt to ensure, together with the Chief Executive Officer, that risks undertaken by us are consistent with the Board’s appetite for risk. While the Board oversees our risk management, our management is responsible for day-to-day risk management processes. We believe this division of responsibilities at the present time is an appropriate approach for addressing the risks facing our company and that our Board leadership structure supports this approach. We can offer no assurance that this structure, or any other structure, will be effective in all circumstances.

Stockholder Communication with the Board

Stockholders may communicate with the Board, members of particular committees or individual directors, by sending a letter to such persons in care of our Chief Executive Officer at our principal executive offices. The Chief Executive Officer has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any inappropriate communications. If deemed an appropriate communication, the Chief Executive Officer will submit the correspondence to the Board or to any committee or specific director to whom the correspondence is directed. Procedures for sending communications to the Board of Directors can be found on our website at https://investors.nephros.com/corporate-governance/ by clicking on the link titled “Procedures for Communicating with the Board.” Please note that all such communications must be accompanied by a statement of the type and amount of our securities that the person holds; any special interest, meaning an interest that is not derived from the proponent’s capacity as a stockholder, of the person in the subject matter of the communication; and the address, telephone number and e-mail address, if any, of the person submitting the communication.

Code of Business Conduct and Code of Ethics

We have adopted a Code of Ethics and Business Conduct (the “Code of Ethics”) for our employees, officers and directors. The Code of Ethics is available free of charge on our website at https://investors.nephros.com/corporate-governance/. We intend to timely disclose any amendments to, or waivers from, our Code of Ethics that are required to be publicly disclosed pursuant to rules of the SEC by filing such amendment or waiver with the SEC or posting such amendment or waiver on our website.

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Insider Trading Policy

Our Insider Trading Policy governs the purchase, sale, and other disposition of our securities by directors, officers, employees and certain other covered persons, a copy of which is filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2025. The policy is designed to promote compliance with insider trading laws, rules, and regulations, as well as applicable listing standards. Our Insider Trading Policy also prohibits officers, directors and employees from pledging or selling short Company stock and further prohibits them from engaging in hedging or buying or selling puts or calls with respect to Company securities.

Policies and Practices Related to the Grant of Certain Equity Awards

We have established processes to ensure that the timing of any stock option grants to executives is not influenced by material nonpublic information (“MNPI”), and that all grant decisions are made based on a predetermined schedule regardless of any upcoming announcements or events that could impact our stock price. Our stock option granting processes require the Board to carefully review any potential MNPI before granting options and to delay a grant if necessary to avoid any appearance of impropriety related to the timing of the award.

Executive Officers

Our named executive officers are Robert Banks, who serves as our President and Chief Executive Officer, and Judy Krandel, who serves as our Chief Financial Officer. Mr. Banks’s biography may be found above in the section titled “PROPOSAL NO. 1 — ELECTION OF DIRECTORS.”

Ms. Krandel, 61, joined the Company as its Chief Financial Officer on November 1, 2023. Prior to joining the Company, Ms. Krandel most recently served as Chief Financial Officer of Recruiter.com, a position she held from June 2020 to June 2023. From November 2016 to December 2019, she served as Chief Financial Officer, and then Senior Business Development Consultant for Paltalk, Inc. (f/k/a PeerStream, Inc.). From March 2012 to November 2016, Ms. Krandel was the Portfolio Manager for Juniper Investment Company, a small-cap hedge fund. Ms. Krandel spent the earlier part of her career as an equity analyst and portfolio manager focusing on small-cap public equities. Since December 2023, she serves on the board of directors of Beam Global (Nasdaq: BEEM), a provider of infrastructure solutions for the electrification of transportation and energy security, and previously served on the board of directors of Lincoln First Bancorp, Snap Interactive, Inc. (n/k/a PeerStream, Inc.) and CynergisTek, Inc. in the banking, digital media and healthcare cybersecurity industries. She is a graduate of the Wharton School of Business of the University of Pennsylvania with a degree in finance and the Booth School of Business of the University of Chicago with an M.B.A. in finance and accounting.

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AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed our consolidated audited financial statements for fiscal year 2025 with management. The Audit Committee has discussed with Baker Tilly US, LLP, our independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has received the written disclosures and the letter from Baker Tilly US, LLP required by the PCAOB regarding communications with the Audit Committee regarding independence, and has discussed with Baker Tilly US, LLP its independence. Based on the review and discussions described above, among other things, the Audit Committee recommended to the Board that the consolidated audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2025.

Submitted by:	The Audit Committee

Oliver Spandow, Chairman
Lisa Nettis
Joseph Harris

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STOCK OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table sets forth the beneficial ownership of our common stock as of September 30, 2026, by (i) each person known to us to own beneficially more than five percent of our common stock, based on such persons’ or entities’ filings with the SEC; (ii) each director, director nominee and executive officer; and (iii) all directors and executive officers as a group. Except as otherwise provided, the address for each beneficial owner is c/o Nephros, Inc. 380 Lackawanna Place, South Orange, NJ 07079.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
Pessin Group (2)	912,474	8.4%
Arthur H. Amron (3)	196,192	1.8%
Robert Banks (4)	389,024	3.5%
Joseph Harris (5)	49,911	*
Judy Krandel (6)	112,243	1.0%
Oliver Spandow (7)	176,091	1.6%
Lisa Nettis (8)	10,442	*

All executive officers and directors as a group (6 individuals) (9)	933,903	8.3%

*	Represents less than 1% of the outstanding shares of our common stock.

(1)	Applicable percentage ownership is based on 10,870,004 shares of common stock outstanding as of September 30, 2026, together with applicable options and warrants for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC, based on factors including voting and investment power with respect to shares. Common stock subject to options and warrants exercisable on or within 60 days after September 30, 2026 are deemed outstanding for the purpose of computing the percentage ownership of the person holding those options or warrants, but not for computing the percentage ownership of any other person.
(2)	Based on information provided in a Schedule 13D/A filed on October 21, 2020, as updated by information provided to us. The shares beneficially owned by the Pessin Group are individually owned as follows: (i) Brian Pessin, 158,629 shares; (ii) Sandra F. Pessin, 359,709 shares; and (iii) Norman H. Pessin, 394,136 shares. Each of Brian Pessin, Sandra F. Pessin, and Norman H. Pessin have sole voting and dispositive power over the shares each individually owns. The address for Brian Pessin is 310 East 75th Street, Apt. 2A, New York, NY 10021. The address for Sandra F. Pessin and Norman H. Pessin is 366 Madison Avenue, 14th Floor, New York, NY 10017.
(3)	Includes 12,023 shares issuable upon exercise of options. Based on information provided in a Form 4 filed on September 16, 2026, the shares beneficially owned by Arthur H. Amron include 28,382 shares of common stock held by Amron Holdings, LLC.
(4)	Includes 199,024 shares issuable upon the exercise of options.
(5)	Includes 32,218 shares issuable upon exercise of options.
(6)	Includes 43,382 shares issuable upon exercise of options.
(7)	Includes 53,210 shares issuable upon exercise of options.
(8)	Includes 8,820 shares issuable upon exercise of options.
(9)	Includes 348,677 shares issuable upon exercise of options. See Footnotes 4-9 above.

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COMPENSATION MATTERS

Executive Compensation

The following table sets forth all compensation earned in the years ended December 31, 2025, and 2024 by our named executive officers.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards (1) ($)	All Other Compensation (2) ($)	Total ($)
Robert Banks	2025	362,500	253,750	-	10,875	627,125
President and Chief Executive Officer	2024	350,000	35,000	14,672	10,500	410,172

Judy Krandel	2025	144,200	60,564	117,853	-	322,617
Chief Financial Officer	2024	141,704	7,000	-	-	148,704

(1)	The amount reported is the aggregate grant date fair value of the options granted, computed in accordance with FASB ASC Topic 718. The assumptions used in determining the grant date fair values of the option awards are set forth in Notes 2 and 12 to the consolidated financial statements included in this Annual Report.

(2)	Consists of employer matching SIMPLE IRA Plan contributions.

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Option and Restricted Stock Holdings and Fiscal Year-End Option and Restricted Stock Values

The following table shows information concerning unexercised options and unvested restricted stock awards outstanding as of December 31, 2025 for our named executive officers.

Outstanding Equity Awards at Fiscal Year-End 2025

		Option Awards (2)				Stock Awards
Name	Grant Date(1)	Number of Securities Underlying Unexercised Options (#) Exercisable(2)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Restricted Stock that Have Not Vested (#)	Market Value of Shares of Restricted Stock that Have Not Vested ($)
Robert Banks	05/04/2023	223,228	133,937	1.44	05/04/2033
Robert Banks	05/14/2024	3,902	6,504	2.13	05/14/2034	—	—
Judy Krandel	11/01/2023	61,263	61,261	1.71	11/01/2033	—	—
Judy Krandel	03/27/2025	-	54,359	1.67	03/27/2035
Judy Krandel	03/27/2025	-	58,961	1.67	03/27/2035

(1)	For better understanding of this table, we have included an additional column showing the grant date of stock options.

(2)	Stock options became or will become exercisable in accordance with the vesting schedule below:

Name	Grant Date	Vesting
Robert Banks	05/04/2023	25% of the shares subject to the option will vest on the first anniversary of the grant date, the remainder of the shares subject to the option will vest therein after on a quarterly basis.

Robert Banks	05/14/2024	25% of the shares subject to the option will vest on the first anniversary of the grant date, the remainder of the shares subject to the option will vest therein after on a quarterly basis.

Judy Krandel	11/01/2023	25% of the shares subject to the option will vest on the first anniversary of the grant date, the remainder of the shares subject to the option will vest therein after on a quarterly basis.

Judy Krandel	03/27/2025	25% of the shares subject to the option will vest on the first anniversary of the grant date, the remainder of the shares subject to the option will vest therein after on a quarterly basis.

Judy Krandel	03/27/2025	All of the Shares shall vest upon the closing of a strategic transaction that the Board of Directors of the Company determines is expected to result in an increase in the Company’s annual revenue (i) if such transaction is consummated in fiscal year 2025, of at least $4,000,000, or (ii) if such transaction is consummated in a year following fiscal year 2025, of at least the greater of (A) $4,000,000 or (B) 25% of the Company’s anticipated or projected annual revenue for such year, in all cases as determined by the Board of Directors of the Company.

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Employment and Change in Control Agreements

We have used employment agreements as a means to attract and retain executive officers. We believe that these agreements provide our executive officers with the assurance that their employment is a long-term arrangement and provide us with the assurance that the officers’ services will be available to us for the foreseeable future.

Agreement with Mr. Banks

On May 5, 2023, Mr. Banks was appointed President and Chief Executive Officer effective May 11, 2023. Pursuant to the terms of his employment agreement (the “Banks Employment Agreement”), Mr. Banks receives an initial base salary of $350,000 that will automatically increase to $400,000 at such time as the Company has achieved annual net revenue of at least $15 million in any fiscal year, and further increase to $450,000 at such time as the Company has achieved annual net revenue of at least $20 million in any fiscal year. Although the Company had not yet achieved the $15 million revenue milestone, the Board nevertheless determined in November 2025 to increase Mr. Banks’ base salary to $400,000 effective October 1, 2025. Such determination was based on the recognition that the Company had achieved $15 million in revenue during each of the trailing 12-month periods ending March 31, 2025, June 30, 2025, and September 30, 2025. Mr. Banks is also eligible for an annual performance bonus targeted at 50% of his annualized base salary, based primarily on Company performance and other performance objectives established by the Board. His employment agreement also provides that if we terminate Mr. Banks without “cause” or Mr. Banks resigns for “good reason” (as defined in his agreement), then Mr. Banks will be entitled to up to twelve months of continued base salary and health benefits. Further, upon a Change of Control (as defined in the Nephros, Inc. 2015 Stock Incentive Plan), all stock options awarded pursuant to the Banks Employment Agreement will vest and become immediately exercisable.

Agreement with Ms. Krandel

On November 1, 2023, Ms. Krandel was appointed Chief Financial Officer. Pursuant to the terms of a Letter Agreement dated as of July 28, 2023 (the “Krandel Letter Agreement”), Ms. Krandel receives an initial base salary of $140,000 and is eligible for an annual performance bonus targeted at 25% of her annualized base salary, based primarily on Company performance and other performance objectives established by the Board. On February 26, 2025, the Company and Ms. Krandel entered into an amendment to the Krandel Letter Agreement (the “Krandel Amendment”), pursuant to which Ms. Krandel’s annual performance bonus target was increased to 30% of her annualized base salary. Additionally, in the event Ms. Krandel’s employment is terminated for any reason other than Cause (as defined in the Krandel Amendment), then all stock options held by Ms. Krandel will become fully vested and immediately exercisable.

Change in Control Agreements

Although we do not currently have change in control agreements in place with any employees (other than the Banks Employment Agreement), our 2024 Equity Incentive Plan (the “2024 Plan”) provides that in the event of a corporate transaction, as such term is defined in the 2024 Plan, outstanding awards under the 2024 Plan may be treated in accordance with one or more of the following methods as determined by the Board in its sole discretion: (i) settle such awards for an amount of cash or securities, where in the case of stock options and stock appreciation rights, the value of such amount will be equal to the in-the-money spread value of such awards; (ii) provide for the assumption or substitution of such awards with new awards that will substantially preserve the applicable terms of any affected awards previously granted under the 2024 Plan; (iii) modify the terms of such awards to add events, conditions or circumstances (including termination of employment or service within a specified period after a corporate transaction) upon which the vesting of such awards will accelerate; (iv) deem any performance conditions satisfied at target, maximum or actual performance through closing or provide for the performance conditions to continue after closing or (v) provide that for a period of at least 20 days prior to the corporate transaction, any stock options or stock appreciation rights that would not otherwise become exercisable prior to the corporate transaction will be exercisable and that any stock options or stock appreciation rights not exercised prior to the consummation of the corporate transaction will terminate after the closing.

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Under the 2024 Plan, a corporate transaction is generally the consummation of (1) a sale or other disposition of all or substantially all of the Company’s assets, (2) a sale or other disposition of at least 50% of the total combined voting power of the Company’s outstanding securities, (3) a merger, consolidation or similar transaction following which the Company is not the surviving corporation, (4) a merger, consolidation or similar transaction following which the Company is the surviving corporation but (x) the shares of common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of the transaction or (y) the securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities prior to such merger or (5) a complete liquidation or dissolution of the Company.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the past three fiscal years’ total compensation for our named executive officers (NEOs) as set forth in the Summary Compensation Table, the “Compensation Actually Paid” to our named executive officers (as computed under SEC rules), our total shareholder return (TSR), and our net income.

SEC rules require certain adjustments be made to the Summary Compensation Table totals to determine Compensation Actually Paid as reported in the Pay Versus Performance Table. Compensation Actually Paid does not necessarily represent cash and/or equity value earned by or paid to the applicable named executive officer without restriction, but rather is a valuation calculated under applicable SEC rules. In general, Compensation Actually Paid is calculated as summary compensation table total compensation adjusted to show the change in fair market value of equity awards as of December 31, 2025 or, if earlier, the vesting date (rather than the grant date) and factor in dividends or other earnings paid on such awards in the applicable year, prior to the vesting date, that are not otherwise reflected in the fair value of such award or included in total compensation for the year.

Year	Summary Compensation Table Total for First Principal Executive Officer (“PEO”)(1) ($)	Summary Compensation Table Total for Second PEO(1)	Compensation Actually Paid to First PEO(2) ($)	Compensation Actually Paid to Second PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3) ($)	Average Compensation Actually Paid to Non-PEO NEOs(4) ($)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (“TSR”)(5) ($)	Net Income (Loss) ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2025	-	627,125	-	1,175,507	322,617	876,387	24.75	1,194,000
2024	-	410,172	-	(175,734)	148,704	(68,641)	24.92	74,000
2023	545,549	694,972	544,401	1,293,587	167,572	348,449	40.33	(1,575,000)

(1)	The dollar amounts reported in columns (b) and (c) are the amounts of total compensation reported for Andrew Astor, our former President, Chief Executive Officer and Chief Financial Officer (shown as first PEO) and Robert Banks, our President and Chief Executive Officer (shown as the second PEO), for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Summary Compensation Table” in this proxy statement for Mr. Banks’s compensation with respect to the fiscal years ended December 31, 2025 and 2024. Mr. Astor served as President and Chief Executive Officer from August 24, 2020 to May 11, 2023 and as Chief Financial Officer from January 28, 2021 to November 1, 2023. Mr. Banks was appointed President and Chief Executive Officer effective May 11, 2023. For Mr. Astor’s and Mr. Banks’s compensation with respect to the fiscal year ended December 31, 2023, refer to “Summary Compensation Table” from our definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 12, 2024, which is incorporated herein by reference.

(2)	The dollar amounts reported in columns (d) and (e) represent the amount of Compensation Actually Paid to Mr. Astor (shown as first PEO) and Mr. Banks (shown as second PEO). In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Astor and Mr. Banks’s Total Compensation from the Summary Compensation Table, in order to determine Compensation Actually Paid:

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Year	Reported Summary Compensation Table Total for First PEO ($)	Less: Grant date fair value of any equity awards granted during the applicable year(a) ($)	Less: Fair value as of the end of the prior fiscal year of any awards granted in any prior fiscal year that fail to meet the applicable vesting cond itions during the covered year ($)	Plus: Year-end fair value of outstanding and unvested equity awards granted during the applicable year ($)	Plus: Vesting date fair value of awards that were granted and vested during the applicable year ($)	Plus: year-over-year change in the fair value of equity awards granted in prior years that are outstanding and unvested as of the end of the covered year ($)	Plus: year-over-year change in fair value of equity awards granted in prior years that vested during the covered year(b) ($)	Plus: Value of dividends or other earnings paid on equity awards in the applicable year prior to the vesting date that are not otherwise included in total compensation for the year ($)	Compensation Actually Paid ($)
2025	-	-	-	-	-	-	-	-	-
2024	-	-	-	-	-	-	-	-	-
2023	545,549	-	(8,463)	-	-	-	7,315	-	544,401

Year	Reported Summary Compensation Table Total for Second PEO ($)	Less: Grant date fair value of any equity awards granted during the applicable year(a) ($)	Less: Fair value as of the end of the prior fiscal year of any awards granted in any prior fiscal year that fail to meet the applicable vesting conditions during the covered year ($)	Plus: Year-end fair value of outstanding and unvested equity awards granted during the applicable year ($)	Plus: Vesting date fair value of awards that were granted and vested during the applicable year ($)	Plus: year-over-year change in the fair value of equity awards granted in prior years that are outstanding and unvested as of the end of the covered year ($)	Plus: year-over-year change in fair value of equity awards granted in prior years that vested during the covered year(b) ($)	Plus: Value of dividends or other earnings paid on equity awards in the applicable year prior to the vesting date that are not otherwise included in total compensation for the year ($)	Compensation Actually Paid ($)
2025	627,125	-	-	-	-	430,027	118,354	-	1,175,507
2024	410,172	(14,672)	-	8,091	-	(405,448)	(173,878)	-	(175,734)
2023	694,972	(350,022)	-	948,637	-	-	-	-	1,293,587

(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b)	Measured from the end of the prior fiscal year to the vesting date.

(3)	For the 2025, 2024 and 2023 fiscal years, our Non-PEO NEO was Judy Krandel, who was appointed as Chief Financial Officer effective November 1, 2023. The dollar amounts reported in column (f) are the amounts of total compensation reported for Ms. Krandel for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Summary Compensation Table” in this proxy statement for Ms. Krandel’s compensation with respect to the fiscal years ended December 31, 2025 and 2024. For Ms. Krandel’s compensation with respect to the fiscal year ended December 31, 2023, refer to “Summary Compensation Table” from our definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 12, 2024, which is incorporated herein by reference.

(4)	The dollar amounts reported in column (g) represent the amount of Compensation Actually Paid to Ms. Krandel . In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Ms. Krandel’s Total Compensation from the Summary Compensation Table, in order to determine Compensation Actually Paid:

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Year	Average of Reported Summary Compensation Table Total for non-PEO NEOs ($)	Less: Grant date fair value of any equity awards granted during the applicable year(a) ($)	Less: Fair value as of the end of the prior fiscal year of any awards granted in any prior fiscal year that fail to meet the applicable vesting conditions during the covered year ($)	Plus: Year-end fair value of outstanding and unvested equity awards granted during the applicable year ($)	Plus: Vesting date fair value of awards that were granted and vested during the applicable year ($)	Plus: year-over-year change in the fair value of equity awards granted in prior years that are outstanding and unvested as of the end of the covered year ($)	Plus: year-over-year change in fair value of equity awards granted in prior years that vested during the covered year(b) ($)	Plus: Value of dividends or other earnings paid on equity awards in the applicable year prior to the vesting date that are not otherwise included in total compensation for the year ($)	Compensation Actually Paid ($)
2025	322,617	(117,853)	-	444,733	-	184,161	42,728	-	876,387
2024	148,704	-	-	-	-	(163,319)	(54,027)	-	(68,641)
2023	167,572	(137,227)	-	318,104	-	-	-	-	348,449

(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b)	Measured from the end of the prior fiscal year to the vesting date.

(5)	Calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the share price of our common stock at the end and the beginning of the measurement period by the share price of our common stock at the beginning of the measurement period.
(6)	The dollar amounts reported represent the amount of net income (loss) reflected in our consolidated audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay Versus Performance Table

Compensation Actually Paid and Net Income (Loss)

Under our executive compensation program, we utilize net income (loss), along with sales, profitability and cash flow from operations as performance measures for determining bonuses payable to our executive officers. Our net income increased from $74,000 in 2024 to $1,194,000 in 2025, and the Compensation Actually Paid to our PEO and the average Compensation Actually Paid to our Non-PEO NEOs also increased in this period, primarily due to the grant of new equity awards in 2025 (as no equity or non-equity incentives were awarded to our named executive officers in 2024).

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Compensation Actually Paid and Company Total Shareholder Return (“TSR”)

The following graph sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s TSR over the period covering fiscal years 2023, 2024 and 2025. For fiscal year 2023, the Compensation Actually Paid to our PEO included compensation paid to Robert Banks, our current Chief Executive Officer, and Andrew Astor, our former Chief Executive Officer, who served as President and Chief Executive Officer from August 24, 2020 to May 11, 2023 and as Chief Financial Officer from January 28, 2021 to November 1, 2023. As demonstrated by the graph below, the amount of Compensation Actually Paid to the company’s PEO, and the average amount of Compensation Actually paid to the company’s other NEOs as a group, is aligned with the Company’s TSR for the years presented. The alignment of Compensation Actually Paid with the Company’s cumulative TSR over the period presented is a result of having a significant portion of executive compensation tied to equity awards, the fair value of which is inherently driven by the Company’s stock price. During 2024, we did not award any equity or non-equity incentives to our named executive officers.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of our company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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Equity Compensation Plan Information

Our equity compensation plans as of December 31, 2025 consisted of the 2024 Plan and one other terminated equity plan, the Nephros, Inc. 2015 Stock Incentive Plan (the “Prior Plan”). The 2024 Plan and the Prior Plan were approved by our stockholders. All of our employees and directors were eligible to participate in the Prior Plan and are eligible to participate in the 2024 Plan. The Prior Plan has expired, and no further equity is granted under the Prior Plan.

The following table summarizes equity securities authorized for issuance to employees, consultants or members of our Board under our 2024 Plan and the Prior Plan as of December 31, 2025.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by our stockholders	1,345,561	$2.96	1,294,709
Equity compensation plans not approved by our stockholders	-	$-	-
Total	1,345,561	$2.96	1,294,709

Retirement Plans

On January 1, 2017, we established a Savings Incentive Match Plan for Employees Individual Retirement Account (SIMPLE IRA), which covers all employees. The SIMPLE IRA Plan provides for voluntary employee contributions up to statutory IRA limitations. We match 100% of employee contributions to the SIMPLE IRA Plan, up to 3% of each employee’s salary. We contributed and expensed approximately $115,000 to this plan in 2025.

Director Compensation

From January 1, 2025 through June 30, 2025, our non-employee directors received a $20,000 annual retainer, $1,500 per meeting for each quarterly Board meeting attended and reimbursement for expenses incurred in connection with serving on our Board. The Chairman of our Audit Committee was paid an additional $10,000 annual retainer and $1,000 per meeting for meetings of the Audit Committee, with a maximum of eight meetings per year. Members of any special committee formed by the Board were also eligible to be paid a $10,000 annual retainer and $1,000 per meeting, although no special committee was formed during fiscal year 2025.

In August 2025, upon a recommendation of the Board’s Compensation Committee, the Board adopted a new compensation policy for its non-employee directors, effective July 1, 2025. From such date, our non-employee directors are entitled to the following compensation for their services:

●	Each non-employee director receives a $20,000 annual retainer and is entitled to reimbursement of expenses incurred in connection with serving on our Board;
●	The Chairman of our Board receives an additional $15,000 annual retainer;
●	The Audit Committee chair receives an additional $15,000 annual retainer and $1,000 for each meeting of the Audit Committee;
●	Each non-employee director may elect to receive a restricted stock award in lieu of all or a portion of such cash payments equal to 83% of the fair market value of our common stock on the applicable grant date;
●	Upon joining the Board, each non-employee director is entitled to receive a stock option to purchase a number of shares of our common stock equal to the product from multiplying 0.11% of the total number of fully-diluted shares outstanding;

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●	Immediately following the conclusion of each annual meeting of our stockholders, each non-employee director is entitled to (i) a stock option to purchase a number of shares of our common stock equal to 0.10% of our total fully-diluted shares outstanding, which option vests in three equal installments on each of the grant date and the first and second anniversaries of the grant date; and (ii) a restricted stock grant covering a number of shares determined by dividing $32,000 by 83% of the fair market value of our common stock on the grant date, which grant vests 50% on the grant date and 50% on December 31 of the year of such grant;
●	All stock options and restricted stock grants issued pursuant to the non-employee director compensation policy are granted effective on the first date on which two full trading days have elapsed following the filing of the Company’s next quarterly report on Form 10-Q or annual report on Form 10-K, as applicable.

Our executive officers do not receive additional compensation for service as directors if any of them so serve.

The following table shows the compensation earned by each of our non-employee directors for the year ended December 31, 2025.

Non-Employee Director Compensation in Fiscal Year 2025

Name	Fees Earned or Paid in Cash(1)	Restricted Stock Awards	Option Awards(2)(3)	Total
Arthur H. Amron	$-	$33,669	$-	$33,669
Joseph Harris	$23,000	$-	$-	$23,000
Oliver Spandow	$9,750	$34,474	$-	$44,224
Lisa Nettis(4)	$5,000	$6,958	$37,041	$48,999
Alisa Lask(5)	$12,233	$-	$-	$12,233

(1)	Mr. Amron earned an aggregate of $ 33,669 in director fees for 2025. At Mr. Amron’s election and in accordance with our compensation policy for non-employee directors, all such fees payable to him for 2025 were satisfied through the issuance of 9,001 shares of common stock. In addition, Mr. Spandow and Ms. Nettis each elected to receive a portion of their 2025 director fees in the form of restricted stock in lieu of cash payments. Mr. Spandow received 8,036 shares of restricted stock in lieu of $29,750 in cash fees, and Ms. Nettis received 1,622 shares of restricted stock in lieu of $5,822 in cash fees. Payments of restricted stock were made on November 10, 2025 for services provided during the first three quarters of 2025 and on March 16, 2026 for the services provided during the final quarter of 2025.

(2)	The amount reported is the aggregate grant date fair value of the options granted, computed in accordance with FASB ASC Topic 718. The assumptions used in determining the grant date fair values of these awards are set forth in Notes 2 and 12 to the consolidated financial statements included in this Annual Report. The amount reported represents the annual stock option award for service as a director in 2025 that was granted on August 11, 2025.

(3)	As of December 31, 2025: Mr. Amron had 47,190 shares of common stock issuable upon exercise of vested options and 7,141 shares issuable upon exercise of unvested options; Mr. Harris had 27,427 shares of common stock issuable upon exercise of vested options and 7,141 shares of common stock issuable upon exercise of unvested options; Mr. Spandow had 48,415 shares of common stock issuable upon exercise of vested options and 7,141 shares issuable upon exercise of unvested options; Ms. Nettis had 4,410 shares of common stock issuable upon exercise of vested options and 8,819 shares issuable upon exercise of unvested options; and Ms. Lask had no shares of common stock issuable upon exercise of vested options and no shares issuable upon exercise of unvested options.

(4)	Ms. Nettis was elected to the Board at the Company’s 2025 Annual Meeting on June 16, 2025.

(5)	During 2025, Ms. Lask served as a director from January 1, 2025 until the conclusion of the Company’s 2025 Annual Meeting on June 16, 2025.

Advisory Vote on Executive Compensation

Our Board recognizes the fundamental interest our stockholders have in the compensation of our executive officers. Based on an advisory vote of our stockholders at our 2020 Annual Meeting relating to the frequency of the advisory vote on the compensation of our named executive officers, our stockholders indicated their approval of the Board’s recommendation to hold a non-binding advisory vote on our executive compensation once every year.

At our 2025 Annual Meeting, approximately 99% of the votes cast, on an advisory basis, were voted in favor of the compensation of our named executive officers as disclosed in the compensation tables and related narrative disclosure in the proxy statement for the 2025 Annual Meeting. Based on the results of such advisory vote and our review of our compensation policies and decisions, we believe that our existing compensation policies and decisions are consistent with our compensation philosophy and objectives disclosed in the compensation tables and related narrative disclosure and adequately align the interests of our named executive officers with our long-term goals.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Audit Committee is responsible for reviewing on an ongoing basis, recommending to the Board the approval or disapproval of, and overseeing any transaction between the Company and any “related person” as such term is defined in Item 404(a) of Regulation S-K. The Audit Committee is also responsible for ensuring that appropriate disclosures regarding related party transactions have been made, as well as developing policies and procedures for the Audit Committee’s approval of any related party transactions.

Other than as described below, since the beginning of our 2025 fiscal year, there have been no transactions or series of transactions to which we were a participant or will be a participant in which:

●	the amounts involved exceeded the lesser of $120,000 or one percent of the average of our total assets at year-end for our last two completed fiscal years; and

●	a director, executive officer, beneficial owner of more than 5% of any class of our voting securities or any member of their immediate family had or will have a direct or indirect material interest.

Prior to September 14, 2026, certain entities affiliated with Wexford (the “Wexford Entities”) collectively held approximately 33.4% of our outstanding common stock. Pursuant to a Schedule 13D/A filed by the Wexford Entities on September 16, 2026, on September 14, 2026, the Wexford Entities effected an in-kind distribution of all of the shares of our common stock held by the Wexford Entities. As a result of the distribution, Wexford’s board nomination and related rights under the investor rights agreement described under “Director Classes” terminated.

DEADLINE FOR STOCKHOLDER PROPOSALS FOR 2027 ANNUAL MEETING

Stockholders having proposals that they desire to present at next year’s annual meeting of our stockholders should, if they desire that such proposals be included in our proxy statement relating to such meeting, submit such proposals in time to be received by us not later than the close of business on October 22, 2026, because the date of the 2026 Annual Meeting has changed by more than 30 days from the anniversary of the 2025 Annual Meeting. Proposals should be mailed to the attention of our Chief Executive Officer at our principal executive offices, 380 Lackawanna Place, South Orange, New Jersey 07079. In order to avoid controversy, stockholders should submit any proposals by means, including electronic means, which permit them to prove the date of delivery. Also, to be so included, all such submissions must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act and we direct your close attention to that rule.

In addition to satisfying the foregoing, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 22, 2026, which is the later of (i) the 60th calendar day prior to the date of the 2026 Annual Meeting (September 26, 2026) and (ii) the 10th calendar day following the day on which we first publicly announced the date of the 2026 Annual Meeting.

Additionally, Rule 14a-4 of the Exchange Act governs the use of our discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in our proxy statement. With respect to our next annual meeting of stockholders, if we are not provided notice of a stockholder proposal prior to the close of business on October 22, 2026, then we will be allowed to use our discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

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OTHER MATTERS

The Board of Directors does not know of any other business matters that are to be presented for action at the Annual Meeting. If any other matters come before the Annual Meeting, the persons named on the enclosed proxy have the discretionary authority to vote all proxies received with regard to those matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Dated October 12, 2026

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